Exhibit 10.17

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

TRANSACTION CONFIRMATION

This Transaction Confirmation (this “Confirmation,” “Transaction Confirmation” or “TC”) is entered into between MI Texas REP 1, LLC (“MI Texas REP” or “Seller”), Temple Green Data, LLC (“Customer” or “Buyer”) and Rhodium Renewables LLC (“Agent”) in accordance with that one certain Master Electric Energy Sales Agreement dated July 21, 2022 (the “MEESA”) and is subject to the provisions of the MEESA. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the MEESA. Customer and MI Texas REP are at times referred to herein individually as a “Party” and collectively as the “Parties.”

Product:	Index	ISO:	ERCOT
Contract Price:

For each Settlement Interval Customer shall pay MI Texas REP all of the following:

Index Price multiplied by Customer’s Actual Energy Usage; plus

[***] multiplied by Customer’s Actual Energy Usage; plus

All Passthroughs (Attachment B)

		Index Price:	[***]
Adder Charge:	[***]	Estimated Start Date:	July 25, 2022
Term:	July 25, 2022 through [***]

QUANTITIES

The [***] Forecasted Quantities and Weekly Ramping Schedule are set forth on Attachment A.

SPECIAL PROVISIONS

A.	During the Delivery Period, MI Texas REP shall cause delivery of the Energy to the applicable Delivery Point and Customer shall receive the Energy at the ESI ID(s) at the applicable TDU Point(s) of Delivery.

B.	[***] Forecasted Quantities and Customer [***] Ramping Schedule. The [***] Forecasted Quantities and the [***] Ramping Schedule have been provided by Customer as a good faith prediction of Customer’s Energy Usage and the increases to Customer’s Energy Usage over time. Customer acknowledges that MI Texas REP is relying on each of the [***] Forecasted Quantities, the [***] Ramping Schedule, and the Curtailment Price to estimate the appropriate [***] Amounts MI Texas REP will require hereunder. In each event that Customer’s Energy Usage is greater that the applicable [***] Forecasted Quantities by [***] or more within [***] period, then MI Texas REP is permitted to (i) adjust [***] [***] Ramping Schedule upward by adding the incremental Energy Usage, (ii) adjust [***] Forecasted Quantities by adding the incremental Energy Usage, and (iii) demand [***] be made within one [***] following written notice from MI Texas REP of such adjustment or demand.

C.	Payment Terms. Customer shall pay MI Texas REP in accordance with the Payment Terms set forth on Attachment C.

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D.	Curtailment. After the Installation Date, Customer agrees that each time [***] is greater than the Curtailment Price (a “Curtailment Event”), Customer will Curtail its Load down to [***] within [***] of the price signal indicating the Curtailment Event and will remain Curtailed at the Non-Curtailable Load until MI Texas REP (or Customer’s QSE, at MI Texas REP’s direction) gives notice to Customer that the Curtailment can end; provided however Customer acknowledges and understands that MI Texas REP will not provide (or cause to be provided by Customer’s QSE) such notice until after the conclusion of the [***] for which [***] is less than the Curtailment Price. After the Installation Date, in the event of a Curtailment Event and if (i) Customer fails to Curtail [***] after such Curtailment Event for more than [***] in one day or (ii) Customer fails to Curtail within [***] after such Curtailment Event for more than [***] in a day for greater than [***] during a [***] then MI Texas REP has the right, but not the obligation, to demand [***] from Customer. Customer shall deliver [***] to MI Texas REP within [***] of MI Texas REP’s written demand. If Customer fails to deliver the [***] to MI Texas REP within [***], MI Texas REP is authorized to [***] Customer’s Load to [***] and apply the dollars in the [***] to Customer’s Energy Usage in real-time. If Customer pays the [***] before the Payment Reserve balance reaches the Minimum Payment Reserve (as defined herein) Customer will additionally pay MI Texas REP the amount needed to bring the [***] back to [***]. If the [***] reaches the [***] (as defined herein), MI Texas REP will deliver notice to Customer with [***] which will include replenishing of the [***] (the “Recalculated [***] Notice”) and Customer shall have one [***] to deliver the recalculated [***] to MI Texas REP. If Customer does not deliver the [***] to MI Texas REP within [***] receiving the Recalculated [***] Notice, MI Texas REP shall be authorized to [***] Customer’s Load down to [***]. At the end of the [***] following the date of the Recalculated[***] Notice, if MI Texas REP has not received the recalculated [***], Customer shall be deemed to be in default and MI Texas REP shall have the ability to pursue any of the remedies set forth in Section H and Customer shall be obligated to additionally pay MI Texas REP an [***] as set forth in Section I.

E.	Proposed Modification of Curtailment Price. The Curtailment Price is set herein and may only be modified after Customer gives MI Texas REP written notice of any such modification which notice will clearly state the adjusted curtailment price (the “Curtailment Price Change Notice”) in order to allow MI Texas REP to adjust the Additional Advance Payment and the Payment Reserve. MI Texas REP shall have [***] after receipt of the Curtailment Price Change Notice to calculate the adjustment of the [***] and to provide Customer with the recalculated amounts Additional Advance Payment. Customer shall furnish the Additional Advance Payment amount within [***] of receiving the recalculated amounts from MI Texas REP. If Customer fails to furnish MI Texas REP the [***] within [***] after receipt of the recalculation, the Curtailment Price shall not change and shall remain the same as it was immediately prior to Customer’s Curtailment Price Change Notice. For the avoidance of doubt, any change to Customer’s Curtailment Price is wholly contingent upon Customer furnishing [***] to MI Texas REP, and Customer’s Curtailment Price shall not change until Advance Payment has been furnished to MI Texas REP. Once the additional [***] has been received by MI Texas REP, Customer’s Curtailment Price may be updated and MI Texas REP will notify Agent and Customer’s QSE, if any, of the new Curtailment Price. For the avoidance of doubt, if after the Installation Date, Customer is required to Curtail its Load down to the Non-Curtailable Load or MI Texas REP is authorized to Curtail (or cause to be Curtailed) Customer’s Load down to the Non-Curtailable Load, [***] of the Curtailment Event Customer’s Actual Energy Usage must be equal to or less than the [***].

F.	MI Tex a s REP ’ s A bilit y t o Dire ct ly Ca use Cust o m er ’ s Cur tailment. On or before the Installation Date, Agent agrees to provide MI Texas REP the capability to cause Customer’s Curtailment in accordance with the terms of this TC and to maintain the provision of such capability throughout the Term of this TC by each of the following: (i) providing and maintaining MI Texas REP’s continuous direct access to the automation and other software utilized by Customer to Curtail Customer’s Load both to zero and to the Non-Curtailable Load (the “Curtailment Software”) [***], (ii) providing to MI Texas REP [***], and (iii) installing (or allowing MI Texas REP to install, at Customer’s expense) [***].

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G.	Events of Default. Any of the following shall be considered an Event of Default hereunder and the Party that commits an Event of Default shall be considered the “Defaulting Party” and the other Party shall be considered the “Non-Defaulting Party”:

i.	An event of default set forth in Section D;

ii.	After the Installation Date, Agent fails to provide or maintain MI Texas REP’s [***];

iii.	MI Texas REP, Customer or Agent fails to perform a material covenant or obligation of the TC (except to the extent constituting a separate Event of Default);

iv.	After the Installation Date, Agent fails to [***];

v.	After the Installation Date, Agent or Customer intentionally interferes with or bypasses MI Texas REP’s ability to [***] or [***] in response to an instruction from MI Texas REP;

vi.	After the Installation Date, Agent defaults under an agreement it has in place with Customer’s [***] load;

vii.	The Customer Premises Location is switched to another REP prior to the end of the Term or Customer Premises Location is not switched to MI Texas REP (other than due to MI Texas REP’s default hereunder);

viii.	MI Texas REP, Customer or Agent breaches, defaults with respect to, or terminates the MEESA;

ix.	MI Texas REP, Customer or Agent makes a false representation or warranty under the MEESA or this TC;

x.	MI Texas REP, Customer or Agent fails to correct a representation or warranty that was true when made, but become false within a reasonable period of time after learning the representation is now false or is false at the time of entering a TC;

xi.	MI Texas REP, Customer or Agent makes an assignment or arrangement for the benefit of creditors;

xii.	MI Texas REP, Customer or Agent becomes insolvent or files for bankruptcy; or xiii. Any [***] due hereunder is not paid.

H.	Remedies upon Event of Default. If an Event of Default occurs during the Term of the TC, the Non-Defaulting Party may terminate the TC as follows. With respect to an Event of Default for which MI Texas REP is the defaulting Party, Customer may terminate the TC after providing MI Texas REP [***] notice of such Event of Default (the “Default Notice”). With respect to an Event of Default for which Customer is the Defaulting Party, MI Texas REP may do any or all of the following: (i) terminate the TC immediately without providing Customer any Default Notice or period to cure; and/or (ii) request immediate disconnection of all or some of the Customer Premises Locations under the TC or transfer each or some of the Customer Premises Locations to the Provider of Last Resort (“POLR”), if permitted by law; and/or (iii) [***].

Customer agrees that regardless of any Event of Default, Customer is required to timely pay MI Texas REP all charges incurred by Customer hereunder for Energy received at any Customer Premises Location prior to the disconnection or switch to another REP of that Customer Premises Location.

I.	Early Termination Payment. At all times during the Term, MI Texas REP shall have the ability to terminate this Transaction Confirmation without further liability to Customer [***]. In addition to all payments otherwise due hereunder and all remedies available hereunder, if the Customer is the Defaulting Party under the TC or if the Customer terminates this TC for convenience, Customer shall pay MI Texas REP an [***] as set forth herein. The [***] shall be paid no later than [***] after the termination of the TC, or the date that the first Customer Premises Location is transferred to a different REP following an Event of Default. For a TC whereby the Product is a Fixed Price Product, the Early Termination Payment shall be calculated as: [***]. For a TC whereby the Product is an Indexed Product, [***]. For a TC whereby the Product is a Block and Index Product, the Early Termination Payment shall be calculated in two parts as follows: [***]. If MI Texas REP maintains any [***] for Customer’s account or a [***], it shall immediately credit that amount towards any [***] required to be paid by Customer hereunder. The Parties agree that the amount recoverable as an [***] is not a penalty but is a reasonable estimate of loss.

J.	Contract Manager. MI Texas REP has the right, but not the obligation, to engage a Contract Manager. For so long as MI Texas REP engages a Contract Manager Customer shall reimburse MI Texas REP monthly in the amount of [***] for the Contract Manager commencing with the first invoice after flow and continuing [***] thereafter.

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K.	Cust o m er ’ s Ag ent . Pursuant to the Agent Agreement dated as of July 21, 2022 between MI Texas REP, Customer and Agent, Customer appoints Agent as its sole and exclusive agent for all purposes of administering this Transaction Confirmation (and the MEESA). MI Texas REP acknowledges and accepts Agent’s role as Customer’s agent and shall direct all invoices and communications to Agent and shall accept Agent’s performance on Customer’s behalf of all payment and other obligations hereunder. MI Texas REP acknowledges and agrees that Agent’s authority does not extend to modifying this agreement or agreeing to any settlement or waiver of terms hereunder, and MI Texas REP shall involve Customer in all such matters and not consummate any agreement regarding such matters without Customer’s consent. Agent and Customer shall be jointly and severally liable for all Customer obligations to MI Texas REP under this Transaction Confirmation and the MEESA, except that Customer shall have no responsibility for liability that relates to or is caused by MI Texas REP’s breach of the foregoing sentence.

L.	Force Majeure. Force Majeure shall mean any civil unrest, act of God, terrorist act, act of a third-party, or war that prevents the Party claiming Force Majeure from performing under this TC, is reasonably outside of the control of the Party claiming Force Majeure, not reasonably anticipated by the claiming Party, not due to its negligence or intentional conduct, and the which the Party claiming Force Majeure cannot cure by using available commercially reasonable means. By way of example, Force Majeure shall include a service interruption or event of Force Majeure affecting the applicable TDU or ERCOT, or damage done to electrical systems servicing any Customer Premises Location outside of the control of MI Texas REP, that prevents MI Texas REP from providing Electric Energy pursuant to this TC. In no event shall inability to make a payment be considered a Force Majeure event. If a Party is unable to carry out any obligation under this TC due to an event of Force Majeure as that term is defined above, the Party claiming Force Majeure must provide notice as soon as practicable to the other Party that it is being affected by an event of Force Majeure (the “Force Majeure Notice”) and the TC will remain in effect but such obligation will be suspended for the duration of the Force Majeure,. The Force Majeure Notice shall provide a description of the event of Force Majeure, what portion of this TC the Party cannot perform due to the Force Majeure, and an estimate of how long the event is expected to continue to prevent the Party from performing under the TC. If the event of Force Majeure continues for longer than[***] after the Force Majeure Notice is sent, the Party not claiming Force Majeure can terminate the TC, which must be terminated in writing, without liability of either Party except for payments owed and liabilities accrued prior to the date of the Force Majeure event.

M.	Waiver. To the extent permitted by law, Customer hereby waives the Customer Protection Rules set forth in the PUCT Substantive Rules Section 25.471 et seq.

N.	Hold-Over. If upon expiration or termination of this Transaction Confirmation for any reason Customer fails either to switch to another Retail Electric Provider (“REP”) or execute a replacement agreement with MI Texas REP, then until Customer either executes a replacement agreement with MI Texas REP or switches to another REP for the applicable Customer Premises Locations, MI Texas REP in its sole discretion and at whatever time chosen by MI Texas REP, may (i) direct the TDU to [***] to the Customer Premises Locations and/or (ii) charge Customer and Customer agrees to pay [***] (as defined in the MEESA) for Energy received at such Customer Premises Location after expiration or termination of the TC or the MEESA. Customer acknowledges all risks associated with such [***] and has acknowledged these risks on Attachment E hereto.

O.	Compliance RECs. MI Texas REP will procure Compliance RECs on Customer’s behalf in order to satisfy Customer load’s RPS obligation and the cost of the Compliance RECs shall be passed through to Customer and Customer shall pay MI Texas REP such cost.

P.	Effective Date. Customer understands that this Transaction Confirmation is effective only when MI Texas REP executes it. The Effective Date of this TC shall be the date on which MI Texas REP executes this TC as set forth below. If executed by MI Texas REP, once executed, MI Texas REP will return a fully executed copy of this Confirmation to Customer. If MI Texas REP does not execute this Confirmation this Confirmation will have no effect.

Q.	Electronic Signature, Counterparts. This Confirmation may be executed in several counterparts, each of which will be deemed an original, and all of which taken together will constitute one single agreement between the Parties with the same effect as if all the signatures were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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DEFINITIONS

The following definitions apply to this Transaction Confirmation.

“Actual Energy Usage” means, for the ESI ID at the Customer Premises Location, the Energy measured or reported by the TDU or estimated by MI Texas REP, and for scalar meters converted using ERCOT’s load profiling.

“Adder Charge” has the meaning given such term on page one of this TC. “Advance Payment” has the meaning given such term in Attachment D. “Agent Agreement” means the agreement attached hereto as Attachment F.

“Applicable Law” means any international, federal, state, or local law, code, statute, directive, ordinance, regulation, judgment or the like promulgated by a Governmental Authority applicable to the Parties and/or this TC.

“Business Day” means any day except a Saturday, Sunday, or a Federal Reserve Bank holiday. A Business Day shall open at 8:00

a.m. and close at 5:00 p.m. local time in Houston, Texas.

“Compliance RECs” mean those Renewable Energy Certificates that MI Texas REP as Customer’s retail electricity provider is obligated to retire pursuant to Applicable Law, which Renewable Energy Certificates are attributable to the Energy provided under this TC.

“Contract Manager” means an internal resource or a third-party subcontractor hired by MI Texas REP to perform certain functions related to the TC.

“Contract Price” has the meaning given such term on page one of this TC.

“Curtail”, “Curtailed” or “Curtailment” means the act of reducing or the reduction of Customer’s Actual Energy Usage.

“Curtailment Price” means the [***] at which Customer is required to Curtail. The initial Curtailment Price is [***] per MWh.

“Customer Advance Payment Account” has the meaning given such term in Attachment D.

“Customer’s QSE” means a third party contracted by Customer to serve as a qualified scheduling entity for Customer’s Resource

Entity.

“Delivery Period” shall begin on the Start Date, and end on the Delivery Period End Date.

“Delivery Period End Date” means the first meter read date after the last day of the Term. The meter read date shall be as set forth in the TDU’s then current and available published meter read cycle.

“Delivery Point(s)” means the TDU Point of Supply for the Customer Premises Locations set forth on Attachment C.

“Dollars” means U.S. Dollars.

“ERCOT” means the Electric Reliability Council of Texas.

“Energy” or “Electric Energy” means three-phase, 60-cycle alternating current electric energy, expressed in megawatt hours.

“ESI ID” means an Electric Service Identifier designation for a particular TDU Point of Delivery.

“Estimated Start Date” means the date on which Customer has requested that MI Texas REP begin to provide Electric Energy to Customer. MI Texas REP has no control over whether or not its provision of Electric Energy to Customer will begin on the Start Date and is not liable for any damages, expenses, or costs due to the provision of Electric Energy starting on a date different than the Estimated Start Date.

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“Final Resettlement” means the date on which ERCOT issues the Real-Time Market True Up Statement, up to 180 days from the end of the Term.

“Governmental Authority” means any international, federal, state, local or municipal government, governmental department, commission, board, bureau, agency, or any judicial, regulatory, or administrative body having jurisdiction over the Parties and/or this TC, including the PUCT, ERCOT, and NERC.

“Installation Date” means August 15, 2022.

“Load” means the amount of Energy in MWh delivered to the Delivery Point at any given time.

“Load Ratio Share” has the meaning give such term in the ERCOT Nodal Protocols.

“Locational Marginal Price Zonal” or “LMPZ” means the ERCOT Real-Time Settlement Point Price of Energy for a fifteen- minute ERCOT Settlement Interval for the Load Zone in which the Customer Premises Location(s) are located. ERCOT’s calculation of the Settlement Price Point includes the fifteen-minute Online Reserve Price Adders and the Real-Time Online Reliability Deployment Price Adders.

“Minimum [***]” means $[***] of Customer’s Forecasted Volume as determined in accordance with Attachment A, as adjusted from time to time as set forth herein, and paid in accordance with Attachment D.

“MWh” means Megawatt Hour.

“NERC” means the North American Reliability Council or its successor.

“Non-Curtailable Load” means, initially, [***] of Customer’s Load.

“[***]” has the meaning given such term in Attachment D.

“RUC Charges” or “Reliability Unit Commitment Charges” means the amount calculated by multiplying Customer’s proportionate share of the RUC Capacity Shortfall by the total ERCOT Reliability Unit Commitment Make-Whole Amount. This Charge applies to that portion of Customer’s Actual Energy Usage priced at Real-Time Settlement Point Prices.

[***]

[***]

“SCED Settlement Interval” means the actual Real-Time Dispatch LMP, including any applicable operational reserve adders, as published following each[***] interval run.

“Start Date” means, for each ESI ID, the date MI Texas REP begins to provide Electric Energy to the Customer ESI ID.

“TDU” means transmission and delivery utility.

“TDU Point of Delivery” means the point where the applicable TDU’s conductors are connected to Buyer’s conductors at or near

Customer Premises Locations.

“TDU Point of Supply” means the point at which the Energy enters the TDU delivery system.

“TDU Charges” means, for each Customer Premises Location, all transmission and distribution charges and other cost recovery charges and fees outlined in the TDU’s tariff and billed to MI Texas REP for the TDU’s services to deliver Energy to the applicable Customer Premises Location.

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“Term” has the meaning given such term on page one of this TC.

“Weekly Forecasted Quantities” means those volumes supplied by Customer as a good faith estimate of Customer’s Energy usage as set forth on Attachment A.

“Weekly Ramping Schedule” means the schedule provided by Customer as a good faith prediction of the increases to Customer’s

Energy Usage over time, set forth on Attachment A.

To the extent used herein and not otherwise defined in this TC or the MEESA, terms, including but not limited to, the terms “Load Zone,” “Real-Time,” “Reliability Unit Commitment,” “RPS,” “Congestion”, Settlement Interval, and “Settlement Point Price” have the meaning set forth in the ERCOT Nodal Protocols.

In the event of a power outage or other emergency or in the event of equipment service needs please contact your utility:

ONCOR ELECTRIC DELIVERY	1-888-313-4747
CENTERPOINT ENERGY	1-800-332-7143
AEP TEXAS NORTH and AEP TEXAS CENTRAL (WTU, CP&L)	1-877-373-4858
TEXAS NEW MEXICO POWER	1-888-866-7456

In the event you have an unresolved complaint about your Retail Electric Provider please contact the PUCT:

Public Utility Commission of Texas (“PUCT”)	Office of Customer Protection, P.O. Box 13326, Austin, TX 78711-3326
Phone: (512) 936-7120 or in Texas (toll free) 1-888-782-8477; TTY (512) 936-7136, and Relay Texas
(toll free (1-800-735-2989)
Fax: (512) 936-7003
E-mail: customer@puc.state.tx.us
Website: www.puc.state.tx.us

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MI Texas REP, LLC		Temple Green Data, LLC

By:		By:

Name:		Name:

Title:		Title:

TC Effective Date:

Rhodium Renewables LLC

By:

Name:	Nathan Nichols

Title:	CEO

TC Eff	ective Date:

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[***]

Weekly Forecasted Quantities and Weekly Ramping Schedule

Forecasted Quantities:

[***] Forecasted Volume

Start	End	Volume (KWh)
7/26/2022	8/1/2022	480
8/2/2022	8/8/2022	2,440
8/9/2022	8/15/2022	2,616
8/16/2022	8/22/2022	2,616
8/23/2022	8/29/2022	3,396
8/30/2022	9/5/2022	3,696
9/6/2022	9/12/2022	3,696
9/13/2022	9/19/2022	3,696
9/20/2022	9/26/2022	3,696
9/27/2022	10/3/2022	6,144
10/4/2022	10/10/2022	6,144
10/11/2022	10/17/2022	6,144
10/18/2022	10/24/2022	6,144
10/25/2022	10/31/2022	7,504
11/1/2022	11/7/2022	12,810
11/8/2022	11/14/2022	12,810
11/15/2022	11/21/2022	12,810
11/22/2022	11/28/2022	12,810
11/29/2022	12/5/2022	12,905
12/6/2022	12/12/2022	12,715
12/13/2022	12/19/2022	12,715
12/20/2022	12/26/2022	13,000
12/27/2022	12/31/2022	8,960

ATTACHMENT A

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[***] Ramping Schedule

Unit of Measurement: MW

Ramp Start	Ramp End	Qty (MW)
7/26/2022	8/3/2022	30
8/4/2022	8/10/2022	40
8/11/2022	8/17/2022	40
8/18/2022	8/25/2022	40
8/26/2022	9/1/2022	60
9/2/2022	9/8/2022	60
9/9/2022	9/15/2022	60
9/16/2022	9/22/2022	60
9/23/2022	9/26/2022	60
9/27/2022	10/3/2022	80
10/4/2022	10/10/2022	80
10/11/2022	10/17/2022	80
10/18/2022	10/25/2022	80
10/26/2022	11/1/2022	100
11/2/2022	11/8/2022	100
11/9/2022	11/15/2022	100
11/16/2022	11/22/2022	100
11/23/2022	11/29/2022	100
11/30/2022	12/6/2022	100
12/7/2022	12/13/2022	100
12/14/2022	12/20/2022	100
12/21/2022	12/31/2022	100

ATTACHMENT A

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ATTACHMENT B

Passthrough Charges

[***]

ATTACHMENT B

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ATTACHMENT C

Customer Premises Locations and Associated ESI IDs

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total number of ESI IDs: [***]

Customer Acknowledgment: Customer has reviewed the list of Customer Premises above and Customer hereby represents and warrants that each ESI ID and Customer Premises address listed on this Attachment C serves Customer’s commercial, non-residential purposes and that the information listed herein is accurate. Customer agrees to defend, indemnify, and hold MI Texas REP harmless to the extent Customer’s representation and warranty is inaccurate and to the extent any of the information above is incorrect.

ATTACHMENT C

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ATTACHMENT D

[***]

A.	[***]. Contemporaneous with execution of this Agreement Customer shall pay MI Texas REP [***]. At such time that Customer’s Load reaches [***] Customer shall pay MI Texas REP an [***] which will be added to the [***]. The [***] not a deposit and shall not be held by MI Texas REP in a segregated account. MI Texas REP is authorized to utilize the [***] (i) offset Customer’s payment obligations following a demand for [***] as needed and/or (ii) to offset any collateral obligations to any third party related to Customer’s Energy Usage hereunder all in MI Texas’ REPs good faith and commercially reasonable discretion. Upon Final Resettlement MI Texas REP will promptly return to Customer that portion of the [***] that remains after satisfying any and all amounts owed to MI Texas REP by Customer hereunder.

B.	Payments. Following the Effective Date and relying on the [***] Forecasted Quantities and the [***] Ramping Schedule (as adjusted), MI Texas REP will estimate Customer’s Energy usage for [***] of the Delivery Period and using the estimated energy usage and the formula set forth below to determine the initial Advance Payment (the “[***]”). MI Texas REP will send an invoice reflecting the Initial Advance Payment Charge to Customer and Customer’s Agent on or before [***] prior to the flow and Customer shall pay the [***] to MI Texas REP within [***] Business Day after MI Texas REP delivers the invoice reflecting the [***]. The[***] and all additional [***] made by Customer hereunder shall be known as the [***] to be held by MI Texas REP at a well-known bank to secure Customer’s payment obligations related to the TC and applied to Customer’s payment obligations during the term as set forth herein. Receipt by MI Texas REP of the Payment Reserve and the [***] (as defined below) shall be a condition precedent to MI Texas REP’s obligation to perform under the TC. At the end of [***] of Customer flow, MI Texas REP will, relying on the [***] Forecasted Quantities and [***] Ramping Schedule, estimate Customer’s Energy usage for [***] use the estimated energy usage and the formula set forth below to determine the [***]. MI Texas REP will send an invoice reflecting the [***] to Customer and Customer’s Agent and Customer shall pay the [***] to MI Texas REP within [***] after MI Texas REP delivers the invoice reflecting the [***]. The above will continue [***] throughout the term, and for the avoidance of doubt the [***] invoiced at the end of [***] will be for usage in [***], at the end of [***] it will be for usage in [***].

The formula to be used for calculating the Advance Payments hereunder is attached as Annex I to this Attachment D.

The Parties acknowledge and agree that [***] are based on estimated energy usage for the applicable [***] period, but that Customer’s Actual Energy Usage may vary from such estimate. After Customer’s Actual Energy Usage is known for any given [***], MI Texas REP and the Customer, acting through Customer’s Agent, shall reconcile charges paid based on estimated energy usage against what charges should have been based on Actual Energy Usage. If based on Actual Energy Usage it is determined that Customer: (1) overpaid for a given [***] usage by its payment of the [***], then MI Texas REP shall credit Customer the amount of such overpayment; or (2) underpaid for a given [***] usage by its payment of the [***], then Customer or Customer’s Agent shall pay MI Texas REP an amount equal to underpayment (the amount of such overpayment or underpayment, being the “True Up Amount”). True Up Amounts may be reflected on invoices issued pursuant to this TC, including [***] invoices In addition, [***] (or in MI Texas REP’s reasonable discretion, more often), MI Texas REP will evaluate Customer’s estimated (and Actual) Energy usage, [***] Forecasted Quantities, forward curves, [***] Forecasted Quantities and Weekly Ramping Schedule and if MI Texas REP reasonably determines that the CAPA is not sufficient to maintain [***] to secure MI Texas REP’s obligations hereunder then MI Texas REP may demand incremental [***]. The [***] shall be due from Customer within [***] after receipt of MI Texas’ demand for such [***] and once paid by Customer to MI Texas REP shall be added to the CAPA. Customer shall prepay, and cause Customer’s Agent, in its capacity as agent under this TC, to pay all invoices issued pursuant to this TC within [***] after MI Texas REP’s delivery of the invoice and all [***] in accordance with this TC.

Invoice Disputes. If the Customer or Customer’s Agent reasonably believes that any portion of an invoice is inaccurate it may dispute that portion of the invoice with MI Texas REP after paying the disputed portion by notifying MI Texas REP in writing as soon as practicable that it is disputing the invoice, in sufficient detail such that MI Texas REP can understand (i) which portion of the invoice is being disputed; (ii) which invoice is being disputed; and (iii) the amount the Customer or Customer’s Agent alleges is properly due under the invoice or the information Customer or Customer’s Agent reasonably believes it needs access to in order to determine the amount it alleges is properly due under the invoice (“Dispute Notice”). MI Texas REP will investigate and respond to all invoice disputes no later [***] after it receives the Dispute Notice. If the Customer does not dispute an invoice in writing [***] of MI Texas REP sending the invoice to the Customer, the Customer shall have no right to dispute the invoice and the Customer waives any such right it may have under Applicable Law to dispute such invoice.

C.	MI Texas REP will continue to hold all dollars that remain in the CAPA and in the [***] until after Final Resettlement. This provision will survive termination and expiration of this Transaction Confirmation. Upon ERCOT’s issuance of a Real-Time Market Final Statement MI Texas will provide Customer with a Final Resettlement Invoice and dollars owed from one Party to the other as reflected on the Final Settlement Invoice shall be paid by the owing Party to the non-owing Party [***] after receipt of the Final Settlement Invoice. In addition, in the event that ERCOT performs a special resettlement or a true-up resettlement (which can occur anytime during the 180 days after the last calendar day on which Customer is served by MI Texas, a “Real-Time Market Resettlement Statement” or “Real-Time Market True-Up Statement”) MI Texas will provide Customer with a True-Up or Special Resettlement invoice and dollars owed from one Party to the other as reflected on the True-Up or Special Settlement invoice shall be paid by the owing Party to the non-owing Party within [***] after receipt of the True-Up or Special Resettlement invoice.

ATTACHMENT D

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ANNEX I TO ATTACHMENT D

[***]

ATTACHMENT D

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ATTACHMENT E

Acknowledgement of Risk Pursuant to TAC §25.499

By signing below, Customer hereby verifies that Customer accepts all of the potential price risks associated with the Indexed plus Adder plus Pass Through Rate and the Hold Over Rate. Further, by signing below, Customer also verifies, understands, and acknowledges the following:

1.	Customer understands that the volatility and fluctuation of wholesale Energy pricing may cause its Energy bill to be multiple times higher in a month in which wholesale Energy prices are high. Customer understands that it will be responsible for charges caused by fluctuations in wholesale Energy prices.

2.	Customer understands that its Energy bill (invoice) may include a separate assessment of Ancillary Service Charges, which may cause its Energy bill (invoice) to be multiple times higher in a month in which Ancillary Services Charges are high. Customer understands that it will be responsible for charges caused by fluctuations in Ancillary Service Charges.

Signed:

Temple Green Data, LLC

By:

Name:

Title:

Date:

ATTACHMENT E

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ATTACHMENT F

AGENT AGREEMENT

This AGENT AGREEMENT (this “Agreement”), dated as of the 21st day of July, 2022 (the “Effective Date”), is entered into by and between MI Texas REP 1, LLC (“MI Texas REP”), Rhodium Renewables LLC (“Agent”), and Temple Green Data, LLC (“Customer”), each of which may be referred to hereunder as a “Party” or collectively as the “Parties”.

WHEREAS, MI Texas REP, Agent, and Customer have entered into that certain Master Electric Energy Sales Agreement dated as of July 21, 2022 and Transaction Confirmation dated July 21, 2022 (the “Retail Agreement”) wherein MI Texas REP will supply retail Electric Energy to Customer for its requirements for Electric Energy at the Customer Premises Location set forth therein;

WHEREAS, in support of Customer’s obligations under the Retail Agreement, Customer desires to appoint and authorize Agent to act as its exclusive agent, and Agent desires to accept such appointment and authorization by Customer hereunder, to act on Customer’s behalf in the administration and performance of the obligations and duties of Customer pursuant to the Retail Agreement, including, but not limited to, communications, scheduling, nominations, operations, decision-making, administrative actions, payments, and any other obligations or duties that may arise from time to time under the Retail Agreement; and

WHEREAS, the Parties desire to enter into this Agreement in order to establish the terms and conditions by which the Parties will discharge their respective obligations and duties.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the sufficiency of which is acknowledged, the Parties hereby agree as follows:

1. Appointment and Authorization.

(a) Customer hereby expressly appoints and authorizes Agent to act as Customer’s exclusive agent for the purpose of administering and performing Customer’s obligations and duties under the Retail Agreement as more fully described on Exhibit A (the “Appointment”), and Agent hereby unequivocally agrees to and accepts such Appointment to act as Customer’s exclusive agent for all such purposes.

(b) Customer hereby expressly authorizes Agent to take any and all actions Agent may reasonably deem necessary in connection with the administration and performance of the Appointment on behalf of Customer, and with respect to each such action performed by Agent, MI Texas REP is expressly entitled to rely upon any and all acts or omissions of Agent in the scope of the Appointment, including, but not limited to, whether written or oral, any authorization, approval, communication, instruction, direction, notice, instrument, or other related document or correspondence with respect to the administration and performance of such Appointment. Furthermore, in no event shall any written or oral instruction from Customer be required to authorize any act or omission of Agent on behalf of Customer, and any such act or omission of Agent on behalf of Customer shall have the same force and effect, and shall be binding upon Customer, as if undertaken by Customer directly.

(c) The authorization and appointment of Agent by Customer under this Agreement shall be irrevocable until such time that this Agreement is terminated pursuant to Section 2 herein, and Customer shall, upon request of Agent, provide all necessary documentation or information related to the Services, and execute such documentation or other instruments as may be necessary to give effect to the administration and performance of the Appointment.

(d) Agent agrees to promptly provide to Customer any correspondence or notice received by Agent from MI Texas REP with respect to any actual or claimed breach, default or event of default (however denominated) by Agent or Customer under the Retail Agreement. In addition, upon request by Customer, Agent agrees to provide or make available to Customer all books and records relating to the performance of the Services by Agent, including, but not limited to, any and all communications and correspondence to or from the MI Texas REP.

(e) The Appointment does not include the power or authority to amend or modify the Retail Agreement or to waive any term or requirement thereof. Such authority shall be retained by Customer.

2. Term. This Agreement shall become effective on the Effective Date and shall continue for so long as the TC remains in effect (the “Term”). The obligation to administer and perform the Appointment hereunder that are active or accrued, including any related adjustments, shall survive the termination or cancellation of this Agreement, and Agent shall be obligated to complete such Appointment prior to such termination taking effect.

ATTACHMENT F

PUCT License # 10298 Index plus Adder plus Pass Through	16

3. Payment Authorizations. Pursuant to the terms and conditions of the Retail Agreement, the Agent shall perform the Appointment under this Agreement, and specifically shall perform, satisfy, and administer such payment obligations, advances, reserves, and ancillary administrative obligations as may be required under the Retail Agreement on behalf of Customer to MI Texas REP. Customer shall not perform, satisfy, or administer any such obligations under the Retail Agreement unless Agent fails to perform an obligation in accordance with the Retail Agreement. Customer shall not seek reimbursement from Agent to the extent Agent has fulfilled the payment obligations under the Retail Agreement. Any reimbursement sought by Customer from Agent will be equal to Customer’s actual payment to MI Texas REP and will be paid by Agent to Customer within ten (10) days of notice. Customer shall provide any and all required documentation, information, or assistance as may be required to effect such payment or performance of the Appointment upon the request of Agent.

4. Indemnification. Throughout the Term, Agent shall indemnify, defend and hold Customer harmless from and against any and all claims, suits, losses, and damages related to or arising out of Agent’s performance of the Appointment, regardless of Agent’s noncompliance with this Agreement or the Retail Agreement, and except only to the extent of Customer’s negligence, intentional misconduct, breach of this Agreement, or violation of law.

5. Notice Requirements. Any notice provided for in this Agreement, or any notice which any party may desire to give to the others, shall be sent by facsimile or other mutually acceptable electronic means, and confirmed by a telephone call as soon as possible during common business hours, to the contacts set out below.

If to Customer:	Temple Green Data, LLC
1330 Post Oak Boulevard, Suite 1350, Houston, Texas 77056
	Attn:	General Counsel
	Fax:	N/A
	Email:	[***]

If to MI Texas REP:	MI Texas REP 1, LLC
2429 Bissonnet Street, Number 611
Houston, TX 77005
	Attn:	Maura Yates
	Fax:	N/A
	Email:	[***]

If to Agent:	Rhodium Renewables LLC
4146 W. US Highway 79
Rockdale, TX 76567
	Attn:	Nathan Nichols, CEO Fax: N/A
	Email:	[***]

6. Assignment. No Party shall assign or transfer all or any portion of this Agreement or such Party’s rights or obligations hereunder without the prior written consent of the other Parties. Any purported assignment or transfer in contravention of the foregoing shall be void ab initio.

7. No Modification; Waivers. The terms of this Agreement may not be modified or amended without the prior written consent of Customer, MI Texas REP, and Agent. The failure by or delay of any Party in enforcing or exercising

ATTACHMENT F

PUCT License # 10298 Index plus Adder plus Pass Through	17

8. any of its rights under this Agreement shall (i) not be deemed a waiver, modification, or excuse of such right or of any breach of the same or different provision of this Agreement, and (ii) not prevent a subsequent enforcement or exercise of such right.

9. Entire Agreement. This Agreement is entered in furtherance of the Retail Agreement, and each Party acknowledges the provisions of the Retail Agreement, and all exhibits, appendices, and schedules contained therein, are referenced herein for the purpose of Agent’s performance of Customer’s obligations thereunder. This Agreement replaces and supersedes any prior agreements or understandings, whether written or oral. No Representations,inducements, promises, or agreements, oral or otherwise, have been relied upon or made by any Party, or anyone on behalf of a Party, that are not fully expressed in this Agreement. Any agreement, statement, or promise not contained in this Agreement shall not be valid or binding unto any Party.

10. Severability. In the event that any of the provisions, or portions or applications thereof, of this Agreement are finally held to be unenforceable or invalid by any court of competent jurisdiction, that determination shall not affect the enforceability or validity of the remaining portions of this Agreement, and this Agreement shall continue in full force and effect as if it had been executed without the invalid provision; provided, however, if any Party determines, in its sole discretion, that there is a material change in this Agreement by reason thereof, the Parties shall promptly enter into negotiations to replace the unenforceable or invalid provision with a valid and enforceable provision that preserves the original intent of the Parties. If the Parties are not able to reach an agreement as the result of such negotiations within fourteen (14) days, either Party shall have the right to terminate this Agreement upon ten (10) days’ written notice.

11. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas.

[Signature Page Follows]

ATTACHMENT F

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the Effective Date by their duly authorized Representatives.

MI TEXAS REP 1, LLC

Name:

Title:

CUSTOMER

Name:

Title:

AGENT

Name:

Title:

ATTACHMENT

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[***]

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